Exhibit 10.3

CERTAIN INFORMATION, IDENTIFIED BY [*****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

AMENDMENT 6 TO
LOAN ORIGINATION AGREEMENT

This Amendment 6 to Loan Origination Agreement (this “Amendment”) is made effective as of April 1, 2019 by and between GreenSky, LLC (f/k/a GreenSky Trade Credit, LLC) (“Servicer”) and Regions Bank (“Regions”).

RECITALS

WHEREAS, Servicer and Regions entered into that certain Loan Origination Agreement dated as of November 25, 2014, as amended (collectively, the “Origination Agreement”); and

WHEREAS, Servicer and Regions wish to amend the Origination Agreement as set forth herein;

NOW THEREFORE, for and in consideration of the mutual obligations and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, Servicer and Regions agree as follows:

1.	Recitals. The above recitals are incorporated herein and deemed a part of this Amendment.

2.	Capitalized Terms. Capitalized terms used but not otherwise herein defined are used as defined in the Origination Agreement.

3.	Amendment to Origination Agreement.

a.	Schedule B to the Origination Agreement is hereby amended by adding the following as a new item “d” in the “[*****]” category of the “[*****]” subsection under the heading “[*****]” contained therein:

“d. [*****]”

b.	Schedule B to the Origination Agreement is hereby amended by adding the following as a new item “H” in the “[*****]” subsection under the heading “[*****]” contained therein:

“H.    [*****]”

c.	Schedule B to the Origination Agreement is hereby amended by adding a new item “C” in the “[*****]” section:

“C.    [*****]”

4.	Incorporation. This Amendment is hereby incorporated into, shall be a part of, and is subject in all respects to the terms of the Origination Agreement. Except as amended by this Amendment, all the terms, conditions and covenants of the Origination Agreement are valid, shall remain in full force and effect, and are hereby ratified and confirmed; provided that the event of any inconsistencies between the terms this Amendment and the terms of the Origination Agreement, the terms of this Amendment shall control with respect to the express subject matter hereof.

5.
Entire Agreement. The Origination Agreement, as amended by this Amendment, contains the entire agreement of the parties with respect to the matters covered and no other prior promises, negotiations or discussions, oral or written, made by any party or its employees, officers or agents shall be valid and binding.

6.
Counterparts and Signatures. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which when taken together shall constitute one and the same instrument. This Amendment may be executed by facsimile or PDF, and a fax or PDF of an original signature shall be deemed the equivalent of an original.

[signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment by their respective authorized representatives as of the date first set forth above.

GREENSKY, LLC

By:     /s/ Timothy D. Kaliban
Name:    Timothy D. Kaliban
Title:    President

REGIONS BANK

By:     /s/ Craig Williams
Name:    Craig Williams
Title:    EVP / Assistant General Counsel

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